U.S. SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM 8-K/A


    CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                           EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported)    February 29, 2000
                                                      -------------------


                        CLARION TECHNOLOGIES, INC.
  -----------------------------------------------------------------------
        (Exact name of registrant as specified in its charter)


     Delaware                         0-24690             91-1407411
  -----------------------------------------------------------------------
  (State or other jurisdiction     (Commission       (I.R.S. Employer
   incorporation)                   File Number)      Identification No.)


     235 Central Avenue, Holland, Michigan                          49423
  -----------------------------------------------------------------------
    (Address of principal executive offices)                   (Zip Code)


    Registrant's telephone number, including area code    (616) 494-8885
                                                          ---------------

This Amendment No. 1 on Form 8-K/A is hereby filed with respect to certain financial statements and exhibits omitted from the Current Report on Form 8-K dated as of February 29, 2000 and filed with the Securities and Exchange Commission by Clarion Technologies, Inc. (collectively referred to as "Clarion" or the "Company") on March 15, 2000. Items 7 (a) and (b) "Financial Statements and Exhibits" is hereby amended and restated in its entirety to read as follows:

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(A)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED


TABLE OF CONTENTS

Independent Auditor's Report

Financial Statements
   Balance Sheets
   Statements of Income
   Statements of Changes in Shareholders' Equity (Deficit)
   Statements of Cash Flows
   Notes to Financial Statements

INDEPENDENT AUDITOR'S REPORT



February 4, 2000



To the Officers
Drake Products Corporation
Greenville, Michigan


We have audited the accompanying balance sheets of Drake Products Corporation as of December 31, 1999 and 1998, and the related statements of income, changes in shareholders' equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements present fairly, in all material respects, the financial position of Drake Products Corporation as of December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

/s/ Hungerford, Aldrin, Nichols & Carter PC

Certified Public Accountants

BALANCE SHEETS

DRAKE PRODUCTS CORPORATION
December 31, 1999 and 1998




ASSETS
                                                               1999
1998
                                                          -----------------
---------------
Current Assets
   Cash                                                         $63,711
$180,190
   Accounts receivable:
      Trade                                                   2,367,417
2,134,044
      Tooling                                                   728,281
221,840
   Current portion of note receivable - related party           140,604
66,364
   Inventory                                                  2,478,677
2,670,069
   Prepaid expenses                                              26,277
35,718
                                                          -----------------
---------------
      Total Current Assets                                    5,804,967
5,308,225
                                                          -----------------
---------------
Property, Plant and Equipment
   Land                                                         639,554
639,554
   Buildings                                                  6,079,877
6,079,877
   Building improvements                                      1,206,877
1,186,937
   Leasehold improvements                                       843,830
702,463
   Machinery and plant equipment                             10,656,484
10,020,669
   Office equipment and furniture                             1,125,716
1,422,686
   Delivery equipment                                            98,686
108,279
                                                          -----------------
---------------
                                                             20,651,024
20,160,465
   Less accumulated depreciation                              6,422,920
6,954,661
                                                          -----------------
---------------
      Net Property, Plant and Equipment                      14,228,104
13,205,804
                                                          -----------------
---------------
Other Assets
   Note receivable-related party, less current portion          442,700
321,445
   Intangible assets, net of amortization                       352,439
377,634
   Lease deposits                                                12,525
175,627
   Equipment deposits
20,600
                                                          -----------------
---------------
      Total Other Assets                                        807,664
895,306
                                                          -----------------
---------------
                                                            $20,840,735
$19,409,335

================================

See notes to financial statements.

LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

                                                               1999
1998
                                                          -----------------
---------------
Current Liabilities
   Notes payable                                             $2,086,500
$1,376,923
   Current maturities of long-term debt                       1,439,980
1,114,947
   Accounts payable:
      Trade                                                   3,761,766
4,698,051
      Tooling                                                   704,197
392,648
      Related party                                             135,290
509,956
   Accrued expenses                                             991,822
856,458
   Advances for tooling
111,633
                                                         ------------------
---------------
      Total Current Liabilities                               9,119,555
9,060,616

Long-Term Debt, less current maturities                      10,199,076
10,386,275
                                                         ------------------
---------------
      Total Liabilities                                      19,318,631
19,446,891
                                                         ------------------
---------------

Deferred Gain                                                   190,823
206,089
                                                         ------------------
---------------

Shareholders' Equity (Deficit)
   Common stock, Class A, no par value
      Authorized - 30,000 shares
      Issued and outstanding - 1,867 shares                       1,867
1,867
   Common stock, Class B, no par value:
      Authorized - 30,000 shares
      Issued and outstanding - 5,600 shares                       5,600
5,600
   Paid-in capital                                               27,972
27,972
   Retained earnings (accumulated deficit)                    1,295,842
(279,084)
                                                         ------------------
---------------
      Total Shareholders' Equity (Deficit)                    1,331,281
(243,645)
                                                         ------------------
---------------
                                                            $20,840,735
$19,409,335

=================================

See notes to financial statements.

STATEMENTS OF INCOME

DRAKE PRODUCTS CORPORATION
For the years ended December 31, 1999 and 1998




                                              1999
1998
                                -------------------------------------------
---------------
                                   Amount        Percent of Net Sales
Amount
                                -------------------------------------------
---------------
Sales                            $50,900,907     100.0%         100.0%
$46,682,288
                                -------------------------------------------
---------------

Cost of Sales
   Outside purchases              25,965,007     51.0            51.0
23,810,431
   Labor costs                     9,804,599     19.3            20.3
9,445,896
   Other manufacturing costs       6,843,714     13.4            16.0
7,480,867
                                -------------------------------------------
---------------

    Total Cost of Goods Sold      42,613,320     83.7            87.3
40,737,194
                                -------------------------------------------
---------------

      Gross Profit                 8,287,587     16.3            12.7
5,945,094

Selling, General and
   Administrative Expenses         5,055,189      9.9             9.2
4,301,875
                                -------------------------------------------
---------------

      Operating Income             3,232,398      6.4             3.5
1,643,219

Other Income (Expense)            (1,657,472)    (3.3)            1.8
840,678
                                -------------------------------------------
---------------
      Net Income                  $1,574,926      3.1%            5.3%
$2,483,897

==========================================================

See notes to financial statements.

STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY (DEFICIT)

DRAKE PRODUCTS CORPORATION
For the years ended December 31, 1999 and 1998




                                                                  Retained
                                Common     Common                 Earnings
                                 Stock      Stock     Paid-in
(Accumulated
                                Class A    Class B    Capital     Deficit)
Total
                            -----------------------------------------------
---------------

Balance - January 1, 1998       $2,500     $7,500      $37,462
($2,075,004)  ($2,027,542)

Deduct - Stock Redemption         (633)    (1,900)      (9,490)
(687,977)     (700,000)

Add - Net income for 1998                                         2,483,897
2,483,897
                            -----------------------------------------------
---------------

Balance - December 31, 1998      1,867      5,600       27,972
(279,084)     (243,645)

Add - Net income for 1999                                         1,574,926
1,574,926
                            -----------------------------------------------
---------------
Balance - December 31, 1999     $1,867     $5,600      $27,972   $1,295,842
$1,331,281

==============================================================

See notes to financial statements.

STATEMENTS OF CASH FLOWS

DRAKE PRODUCTS CORPORATION
For the years ended December 31, 1999 and 1998




                                                               1999
1998
                                                          -----------------
---------------
Cash Flows From Operating Activities
   Cash received from customers                           $50,161,093
$48,685,031
   Interest received                                            3,957
11,178
   Other operating cash receipts                               94,299
2,304,415
   Cash paid to suppliers and for operating expenses      (46,925,462)
(45,949,509)
   Interest paid                                           (1,171,073)
(1,452,186)
   Other operating cash payments                             (626,920)
(108,615)
                                                          -----------------
---------------
           Net Cash Provided By Operating Activities        1,535,894
3,490,314
                                                          -----------------
---------------
Cash Flows From Investing Activities
   Proceeds from related party notes receivable
4,391
   Loans made to related parties                             (195,495)
   Capital expenditures                                    (2,620,184)
(2,792,058)
   Proceeds from sale of property and equipment               167,873
6,512
   Refund of deposits made                                    163,102
   Net increase (decrease) in other assets                    (15,080)
(12,912)
                                                          -----------------
---------------

         Net Cash Used For Investing Activities            (2,499,784)
(2,794,067)
                                                          -----------------
---------------
Cash Flows From Financing Activities
   Net proceeds from (payments on) short-term borrowing       709,577
(2,097,563)
   Proceeds from long-term borrowing                        1,162,875
3,830,354
   Repayment of long-term obligations                      (1,025,041)
(1,615,792)
   Stock redemption
(700,000)
                                                          -----------------
---------------
         Net Cash Provided By (Used For) Financing
         Activities                                           847,411
(583,001)
                                                          -----------------
---------------

         Net Increase (Decrease) In Cash                     (116,479)
113,246

Beginning Cash Balance                                        180,190
66,944
                                                          -----------------
---------------

Ending Cash Balance                                           $63,711
$180,190

================================
Non-Cash Investing Activity
   Conversion of account receivable to note receivable
$392,200

=============

(Continued)

DRAKE PRODUCTS CORPORATION
For the years ended December 31, 1999 and 1998




                                                               1999
1998
                                                          -----------------
---------------
Reconciliation Of Net Income To Net Cash
         Provided By Operating Activities

   Net income                                              $1,574,926
$2,483,897

   Adjustments to reconcile net income to net cash
      provided by operating activities:
      Depreciation                                          1,462,036
1,357,879
      Amortization                                             40,275
39,984
      Gain on sale of property and equipment                  (26,691)
(22,766)
      Decrease in cash value of life insurance
323,727

      (Increase) decrease in current assets:
         Accounts receivable                                 (739,814)
1,679,016
         Inventory                                            191,392
(216,029)
         Prepaid expenses                                       9,441
93,360

      Increase (decrease) in current liabilities:
         Accounts payable                                    (999,402)
(2,436,697)
         Accrued expenses                                     135,364
76,310
         Advances for tooling                                (111,633)
111,633
                                                          -----------------
---------------
Net Cash Provided By Operating Activities                  $1,535,894
$3,490,314

================================

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

DRAKE PRODUCTS CORPORATION
December 31, 1999

Note A - Nature of Business and Summary of Significant Accounting Policies

Nature of Business

The Company manufactures injection molded plastic products for companies located in the United States that manufacture consumer durable goods and components for the appliance and automotive industry.

Accounts Receivable

Accounts receivable - trade is presented net of an allowance for doubtful accounts of $51,676 and $18,938 at December 31, 1999 and 1998, respectively.

Inventory

Inventory is stated at the lower of cost or market. Cost is determined by using the first-in, first-out (FIFO) method.

Property, Plant and Equipment

Property, plant and equipment is stated at cost and depreciated over the estimated useful lives of the assets using the straight-line method for financial reporting purposes. Upon retirement or disposal of property, plant and equipment, the asset cost and related accumulated depreciation are eliminated from the respective accounts and the resulting gain or loss is recorded in operations. Maintenance and repair costs are charged to expense as incurred.

Depreciation on property, plant and equipment is computed over the following lives:

      Buildings                                          10 - 40 years
      Building improvements                               5 - 40 years
      Leasehold improvements                              5 - 40 years
      Machinery and plant equipment                       5 - 15 years
      Office equipment and furniture                      3 - 10 years
      Delivery equipment                                   3 - 5 years

Intangible Assets

A supply contract with a major customer is being amortized over the expected life of the contract on a straight-line basis. The contract is through December 31, 2003 and is automatically extended for an additional two year term unless written notice is given by either party on or before July 31, 2003. Bond issue costs related to the South Carolina Industrial Economic Development bond are being amortized over the stated term of the loan.
                                  -10-


NOTES TO FINANCIAL STATEMENTS

DRAKE PRODUCTS CORPORATION
December 31, 1999

Note A - Nature of Business and Summary of Significant Accounting Policies (Continued)

Deferred Gain

The Company sold land and a building to a related party in 1997. The Company then leased the property. The gain on the sale of $228,988 is being amortized into income over a 15-year period.

Concentration of Credit Risk

The Company maintains ongoing credit evaluation of its customers and generally does not require collateral. One customer represents approximately 70% and 65% of revenues for the years ended December 31, 1999 and 1998, respectively. Accounts receivable from that customer totaled $2,098,091 and $342,969 at December 31, 1999 and 1998, respectively.

From time to time, the Company has cash in one bank in excess of the $100,000 FDIC insured limit.

Advertising

The Company expenses advertising costs as they are incurred. The Company incurred minimal advertising expenses for 1999 and 1998.

Leases

Leases which meet certain criteria are classified as capital leases. The assets and liabilities are recorded at amounts equal to the fair value of the leased properties at the beginning of the respective lease terms. The assets are depreciated over the term of the related leases. The net book value of assets acquired under capital lease is classified as office equipment and furniture. Interest expense relating to the lease liabilities is recorded to effect constant rates of interest over the terms of the leases. Leases which do not meet such criteria are classified as operating leases. Their related rentals are charged to expense as incurred.

Federal Income Tax

The Company has elected to be taxed under the provisions of Sub-chapter S of the Internal Revenue Code. Under these provisions, the shareholders report their share of the Company's taxable income or loss on their personal tax returns. Therefore, no provision for federal income tax has been included in the financial statements.

NOTES TO FINANCIAL STATEMENTS

DRAKE PRODUCTS CORPORATION
December 31, 1999

Note A - Nature of Business and Summary of Significant Accounting Policies (Continued)

Use of Estimates

Management uses estimates and assumptions in preparing financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were used.


Note B - Notes Receivable - Related Party

The Company has a note receivable from North American Plastics, Inc., a related party, of $442,700 and $387,809 at December 31, 1999 and 1998, respectively. The note matures on January 1, 2005 and bears interest of 5%. The note requires monthly payments of interest only until January 1, 2001, at which time the monthly payments of $8,354, including interest are required until maturity.

The company also has notes receivable from shareholders of $140,604 at December 31, 1999. The notes are due on demand.


Note C - Inventory

Inventory consisted of the following at December 31, 1999 and 1998:

                                             1999                1998
                                        ---------------------------------
Finished goods                           $1,557,059            $728,185
Raw materials                               798,478           1,499,758
Tooling                                       3,861             256,471
Packaging material                          119,279             185,655
                                        ---------------------------------

                                         $2,478,677          $2,670,069
                                        =================================

NOTES TO FINANCIAL STATEMENTS

DRAKE PRODUCTS CORPORATION
December 31, 1999

Note D - Intangible Assets

Intangible assets are comprised of the following at December 31, 1999 and 1998:

                                            1999                 1998
                                        -----------------------------------
Frigidaire supply contract               $1,050,000            $1,050,000
Organizational and start up costs                                 241,659
Bond issue costs                            330,441               330,441
                                        -----------------------------------
                                          1,380,441             1,622,100
     Less accumulated amortization        1,028,002             1,244,466
                                        -----------------------------------
                                           $352,439              $377,634
                                        ===================================

Note E - Accrued Expenses

Accrued expenses consist of the following at December 31, 1999 and 1998:

                                         1999                       1998
                                      -------------------------------------
   Payroll and payroll taxes           $116,500                   $94,315
   Property taxes                       174,023                   151,300
   Commissions                           48,132                    66,113
   Single Business Tax                   36,000                    63,462
   Workers' compensation                 61,677                    55,984
   Interest                              29,465                    45,040
   Other                                526,025                   380,244
                                      -------------------------------------
                                       $991,822                  $856,458
                                      =====================================

                       This Page Intentionally Left Blank

NOTES TO FINANCIAL STATEMENTS

DRAKE PRODUCTS CORPORATION
December 31, 1999

Note F - Notes Payable

The Company has a $5,000,000 line of credit with Bank One which requires monthly interest payments on the outstanding balance at the bank's prime rate (8.5% at December 31, 1999). Advances on the line of credit are limited to the sum of 80% of net eligible accounts receivable as defined in the agreement, 50% of raw material and finished goods inventory and 50% of tooling receivables limited to $250,000. The Company is also allowed a $500,000 over-advance provision. The note matures April 30, 2000. The outstanding balance at December 31, 1999 and 1998 was $1,806,500 and $1,096,923, respectively.

The Company is required to adhere to several covenants which include:

        1.     The Company is to maintain working capital of ($2,250,000).

        2. The ratio of total liabilities to tangible net worth plus subordinated debt may not exceed 6.25 to 1.00.

        3. The Company is to maintain tangible net worth plus subordinated debt of not less than $1,650,000.

        4. The ratio of EBITDA to debt service may not exceed 1.25 to 1.00.

The Company was not in compliance with the first two of these covenants at December 31, 1999. The bank has subsequently waived these loan covenants as of December 31, 1999, and until February 29, 2000.

The Company has a $280,000 note payable to Millearn General Partnership. The note required monthly payments of interest only at 12% and came due June 3, 1998. The Company continues to pay interest on the note as it was still outstanding at December 31, 1999.

NOTES TO FINANCIAL STATEMENTS

DRAKE PRODUCTS CORPORATION
December 31, 1999

Note G - Notes Payable and Long-Term Debt

           Holder                         Due Date                Monthly
Payment Terms
---------------------------------------------------------------------------
---------------
Senior Debt:
   Bank One                            December 18, 2003       $72,565,
including interest
   Bank One (C)                         April 30, 2005
(D)
   Adjustable Rate Industrial
      Development Bonds                       (B)
(B)
      Less amount in escrow

Other Debt:
   Accent Leasing, Inc.                February 15, 2002        $1,946,
including interest
   Bank One                              May 22, 2004             $408,
including interest
   CC Finance, LLC                       June 02, 2002          $1,985,
including interest
   Chemical Bank Montcalm               March 31, 2000            $558,
including interest
   Resource Capital Corp               January 03, 1999         $6,625,
including interest
   Resource Capital Corp              September 30, 1999        $2,785,
including interest

Subordinated Debt:
   James R. Workman                     January 1, 2006        $35,305,
including interest
   Louise W. Vanden Bosch               January 1, 2001         $4,982,
including interest

Interest expense was $1,155,499 and $1,389,066 for the years ended December 31, 1999 and 1998, respectively.

(A) The prime rate at December 31, 1999 and 1998 was 8.5% and 7.75%, respectively.
(B) Annual principal payments increasing from $175,000 in March 1998 to a final payment of $600,000 due March 2015 plus interest at a variable rate as defined in the agreement.
(C) Bank One note is capital access line of credit with a borrowing limit of $1,500,000. The note matures on April 30, 2000, at which time the company intends to exercise the conversion to a five year term note option.
(D) Payments of interest only are due monthly until April 30, 2000, after which the monthly payments of principal and interest will be based upon the outstanding borrowings at that time. Projected monthly payments will be $21,476.

           Security                     Interest Rate             1999
1998
---------------------------------------------------------------------------
---------------
All assets                                   7.75%             $2,992,016
$3,600,000
All assets, life insurance, guarantee  Prime + .25% (A)         1,014,303

Letter of credit                              (B)               5,595,000
5,780,000

(138,753)


Equipment                                   12.12%                 44,298
Vehicle                                      8.5%                  31,435
Equipment                                   15.4%                  49,176
Vehicle                                     10.25%                  1,102
7,337
Equipment, guarantee                        12.74%
74,276
Equipment, guarantee                        15.69%
28,362


Personal guarantee                          12.0%               1,805,888
2,000,000
Personal guarantee                          12.0%                 105,838
150,000
                                                  -------------------------
---------------
                                                               11,639,056
11,501,222
                Less current portion                            1,439,980
1,114,947
                                                  -------------------------
---------------

                                                              $10,199,076
$10,386,275

========================================

NOTES TO FINANCIAL STATEMENTS

DRAKE PRODUCTS CORPORATION
December 31, 1999

Note G - Notes Payable and Long-Term Debt (Continued)

Substantially all assets of the Company secure the notes payable and long-term debt.

Future Maturities

The maturities of long-term debt for each of the next five years and in the aggregate are as follows:

         Year ending December 31, 2000           $1,439,980
                                  2001            1,464,642
                                  2002            1,504,107
                                  2003            1,628,631
                                  2004              881,429
                            Thereafter            4,720,267
                                                -----------
                                                $11,639,056
                                                ===========

Adjustable Rate Industrial Development Revenue Bonds

The bonds bear interest at an adjustable weekly, one- or five-year or fixed rate as defined in the agreement which may be tax-exempt or taxable and is payable monthly (weekly rate) or semi-annually (one, five-year or fixed rate). The Company may select the method by which interest will be calculated. The interest on the bonds is calculated using the weekly rate method. The rate at December 31, 1999, was equal to an annualized rate of 5.6%.

The bonds mature March of 2015, subject to prior redemptions as discussed below. While the bonds currently bear interest at the weekly rate, each bond holder has the option to tender all bonds owned for repurchase. Bonds that bear interest at the one- or five-year rate or that are converted to a new interest rate method are subject to mandatory tender on the interest rate adjustment date as defined in the agreement. In the event of mandatory tender, each holder may elect to retain its bonds upon delivery of written notice to the trustee. Further, the bonds are subject to mandatory redemption upon the termination of the letter of credit (see below).

In the event the bond holders elect to exercise the tender options described above, the remarketing agent shall use its best efforts to remarket and sell the bonds.

NOTES TO FINANCIAL STATEMENTS

DRAKE PRODUCTS CORPORATION
December 31, 1999

Note G - Notes Payable and Long-Term Debt (Continued)

Adjustable Rate Industrial Development Revenue Bonds (Continued)

The bonds are secured by a $5,817,268 irrevocable direct-pay letter of credit.

Note H - Profit Sharing Plan

The Company has a 401(k) profit sharing plan that covers employees who are at least 21 years of age and have completed one year of service. Employees may contribute up to the maximum amount allowed by the Internal Revenue Code. The Company, at its discretion, may make matching contributions equal to a specified percentage of the employees' contributions. Such Company match was 50% of the first 6% of employee wages in 1999 and 1998. Additionally, the Company may make an annual profit sharing contribution to the plan. The Company contributed $104,126 and $96,521 to the plan for the years ended December 31, 1999 and 1998, respectively.

Note I - Lease Agreements

The Company leases equipment under various operating and capital leases and real estate under various operating leases. See Note J for related party information.

Rental expense under operating leases totaled approximately $2,893,532 and $3,481,420 for the years ended December 31, 1999 and 1998, respectively.

As of December 31, 1999, future minimum operating lease payments, including related party leases, are as follows:

         Year ending December 31, 2000           $1,508,407
                                  2001              833,254
                                  2002              468,761
                                  2003              417,091
                                  2004              291,973
                            Thereafter               67,896
                                                ------------
                                                 $3,587,382
                                                ============

NOTES TO FINANCIAL STATEMENTS

DRAKE PRODUCTS CORPORATION
December 31, 1999

Note J - Related Party Transactions

The Company leases facilities in Greenville, Michigan under two separate leases which expire in June of 2003 and June of 2012 from Drake Properties L.L.C., an affiliated company. Rent expense for these facilities totaled $860,700 and $701,001 in 1999 and 1998, respectively. The Company also leases equipment from Drake Properties L.L.C. Lease payments for equipment totaled $686,130 and $691,840 for the years ended December 31, 1999 and 1998, respectively.

Sales and expenses received from related parties approximated $1,500 and $3,000 from Master Precision Products, Inc., a related party, and $105,093 and $344,000 from North American Plastics Corporation, a related party, for the years ended December 31, 1999 and 1998, respectively. Purchases and expenses paid to related parties approximated $523,000 and $1,561,000 to Master Precision Products, Inc. and $48,272 and $533,000 to North American Plastics Corporation for the years ended December 31, 1999 and 1998, respectively.

Note K - Laser Etch Division

The Company's Laser Etch Division is being phased out. Operating results of the Laser Etch Division in 1999 and 1998 approximately were as follows:

                                                 1999             1998
                                              -----------------------------
Sales                                          $319,409        $2,013,536
Cost of good sold                               934,405         2,571,736
                                              -----------------------------

Gross profit (loss)                            (614,996)         (558,200)
Selling, general and administrative expenses     13,620           202,441
                                              -----------------------------

Divisional contribution (loss)                ($628,616)       ($760,641)
                                              =============================

The above operating results are included in the accompanying financial statements.

NOTES TO FINANCIAL STATEMENTS

DRAKE PRODUCTS CORPORATION
December 31, 1999

Note L - Contingencies

The Company is subject to certain claims and litigation. In the opinion of management, the outcome of such matters will not have a material effect on the financial position of the Company.

Note M - Subsequent Event

On February 29, 2000, all the Company's assets were acquired by an unrelated entity. The Company's operations are now part of the acquiring entity's operations.

(B)  PRO FORMA FINANCIAL INFORMATION

The accompanying Pro Forma Financial Statements have been prepared to illustrate the estimated effect of the acquisition of the assets of Drake, which was accounted for using the purchase method of accounting for business combinations. The Unaudited Pro Forma Condensed Combined Balance Sheet at December 31, 1999 gives pro forma effect to the Drake transaction as if it occurred on December 31, 1999. The Unaudited Pro Forma Condensed Combined Statement of Income for the year ended December 31, 1999 gives pro forma effect to the Drake transaction as if it had occurred on January 1, 1999.

The accompanying pro forma financial information is presented for illustrative purposes only and do not purport to be indicative of the financial position or results of operations which would actually have been reported had the acquisition been completed as of the assumed date or been in effect during the period presented, or which may be reported in the future. The pro forma adjustments are described in the accompanying notes and are based upon available information and certain assumptions that the Company believes are reasonable.

The accompanying Pro Forma Financial Statements should be read in conjunction with the historical financial statements and related notes thereto for Clarion, contained in the Company's Annual Report on Form 10-KSB for the year ended December 31, 1999, and for Drake, included elsewhere in this report.

              CLARION TECHNOLOGIES, INC. AND SUBSIDIARIES
              UNAUDITED CONDENSED COMBINED BALANCE SHEETS
                           DECEMBER 31, 1999
                         (dollars in thousands)

                                            HISTORICAL
                                     ------------------------   PRO FORMA
PRO FORMA
                                       CLARION       DRAKE     ADJUSTMENTS
COMBINED
                                     -----------  -----------  -----------
-----------
ASSETS
Current assets:
 Cash and cash equivalents           $    6,560   $       64   $   26,000
B   $    5,345
                                                                  (25,054)
C
                                                                   (2,225)
D
 Accounts receivable, net                 9,543        3,096            -
12,639
 Inventories                              3,752        2,479            -
6,231
 Other current assets                       706          166         (141)
A          748
                                                                       17
E
                                     -----------  -----------  -----------
-----------
     Total current assets                20,561        5,805       (1,403)
24,963
Property, plant and equipment, net       33,594       14,228         (300)
A       48,839
                                                                    3,225
D
                                                                   (1,908)
F
Other assets                              6,159          808         (795)
A       32,198
                                                                   26,026
G
                                     -----------  -----------  -----------
-----------
                                     $   60,314   $   20,841   $   24,845
$  106,000
                                     ===========  ===========  ===========
===========
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
 Short-term debt                     $       87        2,087       (2,087)
A   $       87
 Current portion of long-term debt          463        1,440       (1,404)
A        3,567
                                                                    3,000
B
                                                                       68
C
 Accounts payable                         8,395        4,601         (135)
A       12,861
 Other current liabilities                5,885          992            -
6,877
                                     -----------  -----------  -----------
-----------
     Total current liabilities           14,830        9,120         (558)
23,392
Long-term debt, net                      23,204       10,199      (10,142)
A       52,328
                                                                   23,000
B
                                                                    5,067
C
                                                                    1,000
D
Other liabilities                           737            -            -
737
                                     -----------  -----------  -----------
-----------
     Total liabilities                   38,771       19,319       18,367
76,457

Temporary shareholders' equity            2,550            -            -
2,550
Deferred gain                                 -          191         (191)
A            -
Shareholders' equity:
 Preferred stock                         15,670            -            -
15,670
 Common stock                                19            7           (7)
A           21
                                                                        2
C
 Additional paid-in capital              23,820           28          (28)
A       31,818
                                                                    7,998
C
 Retained earnings (deficit)            (20,516)       1,296       (1,296)
A      (20,516)
                                     -----------  -----------  -----------
-----------
     Total shareholders' equity          18,993        1,331        6,669
26,993
                                     -----------  -----------  -----------
-----------
                                     $   60,314   $   20,841   $   24,845
$  106,000
                                     ===========  ===========  ===========
===========

                                  -23-


              CLARION TECHNOLOGIES, INC. AND SUBSIDIARIES
           UNAUDITED CONDENSED COMBINED STATEMENTS OF INCOME
                 FOR THE YEAR ENDED DECEMBER 31, 1999
             (dollars in thousands, except per share data)

                                            HISTORICAL
                                     ------------------------   PRO FORMA
PRO FORMA
                                       CLARION       DRAKE     ADJUSTMENTS
COMBINED
                                     -----------  -----------  -----------
-----------
Net sales                            $   28,059   $   50,901   $    1,576
J   $   80,536
Cost of sales                            27,139       42,613       (1,596)
H       69,683
                                                                    1,527
J
                                     -----------  -----------  -----------
-----------
   Gross profit                             920        8,288        1,645
10,853

Selling, general and
  administrative expenses                13,685        5,056          651
I       19,304
                                                                     (113)
J
                                                                       25
L
                                     -----------  -----------  -----------
-----------
   Operating income/(loss)              (12,765)       3,232        1,082
(8,451)

Interest expense                         (1,010)      (1,155)      (2,106)
K       (4,271)
Other expense - net                        (471)        (502)         (49)
J       (1,022)
                                     -----------  -----------  -----------
-----------
   Income/(loss) before income taxes    (14,246)       1,575       (1,073)
(13,744)

Provision for income taxes                  126            -          113
J          239
                                     -----------  -----------  -----------
-----------
    Net income/(loss)                $  (14,372)  $    1,575   $   (1,186)
$  (13,983)
                                     ===========  ===========  ===========
===========

Loss designated to common
  shareholders                       $  (14,943)
$  (14,554)
                                     ===========
===========

Loss per share:
  Basic and diluted                  $     (.88)
$     (.77)
                                     ===========
===========

Weighted average shares outstanding,
  Basic and diluted                  16,930,770                 2,000,000
18,930,770
                                     ===========               ===========
===========














                                  -24-


              CLARION TECHNOLOGIES, INC. AND SUBSIDIARIES
       NOTES TO UNAUDITED CONDENSED COMBINED FINANCIAL STATEMENTS


NOTE 1.  PRO FORMA ADJUSTMENTS

The following is a description of each of the pro forma adjustments:

(A) Eliminate Drake's assets, liabilities and stockholders' equity not acquired in the transaction.
(B)  Record bank debt incurred to finance the Drake acquisition.
(C) Record cash paid along with common stock and promissory notes issued to acquire the assets used by Drake.
(D) Record cash paid and promissory note issued in a related transaction to acquire the real property used by Drake.
(E)  Record imputed interest on non-interest-bearing promissory note.
(F) Record preliminary adjustment of property, plant and equipment to estimated fair value.
(G) Record the purchase price in excess of the fair value of the net assets acquired.
(H) Eliminate rent expense for real property that was previously leased from a related party along with other contractual obligations with related parties that were excluded from the net assets acquired.
(I) Record amortization expense for the costs in excess of net assets acquired.
(J) Reclass amounts in Drake's historical financial statements to conform to Clarion's historical financial statements.
(K)  Record interest expense on debt incurred to finance acquisition.
(L) Record depreciation expense on the increase in plant and equipment to estimated fair value.






















                                  -25-


(C)  EXHIBITS

      Exhibit                                                 Page
      Number                   Description                   Number
      -------  --------------------------------------------  ------

      23       Consent of Hungerford, Aldrin, Nichols &      27
               Carter, P.C.


                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                CLARION TECHNOLOGIES, INC.


Date:  April 30, 2000            /s/ David W. Selvius
                                -----------------------------------------
                                David W. Selvius, Chief Financial Officer






























                                  -26-
<EX-23>
                                                                EXHIBIT  23

                     INDEPENDENT AUDITOR'S CONSENT

We consent to the incorporation by reference in the Clarion Technologies, Inc. registration statements on Form S-8 (File No. 333-36356 and File No. 333-36358) of our report dated February 4, 2000, on our audit of the balance sheets of Drake Products Corporation as of December 31, 1999 and 1998, and the related statements of income, changes in shareholders' equity (deficit), and cash flows for the years then ended, which report is included in this Current Report on Form 8-K.



Grand Rapids, Michigan      /s/  Hungerford, Aldrin, Nichols & Carter, P.C.
May 10, 2000               -----------------------------------------------
                            Hungerford, Aldrin, Nichols & Carter, P.C.





































                                  -27-